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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-139444 on Form S-8 of our report dated April 2, 2007, relating to the financial statements of Venoco, Inc., appearing in this Annual Report on Form 10-K of Venoco, Inc. for the year ended December 31, 2006.

/s/ Deloitte & Touche LLP

Denver, Colorado
April 2, 2007

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM